Exhibit 99.2

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

On October 19, 2006, IA Global, Inc. (the “Company”) closed its 36% equity investment in Australian Secured Financial Limited (“ASFL”) and its affiliates Australian Secured Investments Ltd (“AuSec”) and ADJ Services Pty Ltd. . The transaction is structured as a share exchange in which the company issued 4,375 of Series A-1 Convertible Preferred Stock ("Series A-1 Preferred Stock") that is exchangeable into 43,750,000 shares of its common stock upon certain conditions discussed below in exchange for 36% of ASFL's outstanding common shares. The parties valued the Company's common stock at $.16 per share, which was the closing market price on October 2, 2006 and the day before the signing of the initial term sheet on October 3, 2006. In addition, the Company paid $250,000 at closing and agreed to pay $125,000 within ninety days of closing and $125,000 within one hundred and eighty days of closing. The total value of the investment was $7,500,000.

AuSec raises funds through the issuance of debentures in Australia and provides short term loans for the purpose of business or investment in Australia that are secured by real property. AuSec has an Australian Financial Services License issued by the Australian Securities & Investments Commission.

The Series A-1 Preferred Stock were issued to the accredited investors in a transaction that was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and/or Regulation D promulgated under the Securities Act.

This amendment is being filed to provide pro forma financial information for the Company, with ASFL, for the year ended December 31, 2005 and the nine months ended September 30, 2006, as required by Item 9.01 of Form 8-K within seventy five days from the date of the transaction. This information assumes the ASFL was closed as of January 1, 2005 and January 1, 2006, respectively.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the investment in ASFL by the Company occurred as of October 19, 2006 or during the period presented nor is it necessarily indicative of the future financial position or operating results.

These pro forma financial statements should be read in conjunction with the audited historical financial statements and the related notes thereto for the Company included in Form 10-K for the year ended December 31, 2005 as filed with Securities Exchange Commission on April 17, 2006.

IA GLOBAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2006

	Historical IA Global, Inc. & Subsidiaries Unaudited 9/30/2006	Pro Forma Adjustments		Pro Forma Combined With ASFL Investment 9/30/2006
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$5,263,423	$(250,000)	a	$5,013,423
Accounts receivable, net of allowance for doubtful accounts of $0	4,547,414	—		4,547,414
Prepaid expenses	497,320	—		497,320
Notes receivable	759,070	—		759,070
Other current assets	243,866	—		243,866
Deferred tax asset	113,283	—		113,283
Total current assets	11,424,376	(250,000)		11,174,376

EQUIPMENT, NET	466,360	—		466,360

OTHER ASSETS
Equity investment in Australian Secured Financial Limited	—	7,500,000	a	7,500,000
Intangible assets, net	2,715,242	—		2,715,242
Other assets	1,036,947	—		1,036,947

	$15,642,925	$7,250,000		$22,892,925

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES:
Accounts payable - trade	$82,845	$—		$82,845
Accrued liabilities	5,811,950	250,000	a	6,061,950
Consumption taxes received	75,028	—		75,028
Income taxes payable - foreign	—	—		—
Note payable - current portion of long term debt	4,646,143	—		4,646,143
Deferred revenue	195,836	—		195,836
Total current liabilities	10,811,802	250,000		11,061,802

LONG TERMLIABILITIES:
Long term debt	217,506	—		217,506
Convertible debentures	3,020,833	—		3,020,833
	3,238,339	—		3,238,339

STOCKHOLDER’S EQUITY:
Preferred stock, Series A-1	—	7,000,000	a	7,000,000
Common stock, $.01 par value	1,091,651	—		1,091,651
Additional paid in capital	32,798,541	—		32,798,541
Accumulated deficit	(31,647,552)	—		(31,647,552)
Treasury stock	(50,000)	—		(50,000)
Accumulated other comprehensive loss	(599,856)	—		(599,856)
Total stockholder’s equity	1,592,784	7,000,000		8,592,784

	$15,642,925	$7,250,000		$22,892,925

The accompanying notes are an integral part of these unaudited pro forma combined condensed consolidated financial statements.

IA GLOBAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2006

Exchange Rate		1.33825	b
	Historical IA Global, Inc. & Subsidiaries Unaudited 1/1/06-9/30/06	Pro Forma Adjustments		Pro Forma Combined With ASFL Investment 1/1/06-9/30/06

REVENUE	$11,397,096	$—		$11,397,096

COST OF SALES	2,931,029	—		2,931,029

GROSS PROFIT	8,466,067	—		8,466,067

Selling, general and administrative expenses	13,556,038	—		13,556,038

OPERATING LOSS	(5,089,971)	—		(5,089,971)

OTHER INCOME (EXPENSE):
Interest income	77,285	—		77,285
Interest expense and amortization of beneficial conversion feature	(620,740)	—		(620,740)
Other income	158,991	—		158,991
Foreign currency transaction adjustment	(129,448)	—		(129,448)
Income from equity investment in Australian Secured Financial Limited	—	245,414	b	245,414
Total other income (expense)	(513,912)	245,414		(268,498)

(LOSS) PROFIT FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES	(5,603,883)	245,414		(5,358,469)

INCOME TAXES:
Current benefit	(1,079,071)	—		(1,079,071)
Deferred benefit	—	—		—

NET (LOSS) PROFIT FROM CONTINUING OPERATIONS	(4,524,812)	245,414		(4,279,398)

DISCONTINUED OPERATIONS
Gain from disposal of discontinued operations	463,375	—		463,375
Gain from discontinued operations	76,054	—		76,054

NET (LOSS) PROFIT	$(3,985,383)	$245,414		$(3,739,969)

Per Share of Common-
Basic net loss per share from continuing operations	$(0.04)			$(0.03)
Basic net loss per share from discontinued operations	0.01			0.00
Total basic net loss per share	$(0.04)			$(0.02)

Diluted net loss per share from continuing operations	$(0.04)			$(0.03)
Diluted net loss per share from discontinued operations	0.01			0.00
Total diluted net loss per share	$(0.04)			$(0.02)

Weighted average shares of common stock outstanding- basic	107,231,610	43,750,000		150,981,610
Weighted average shares of common stock outstanding- diluted	107,231,610	43,750,000		150,981,610

The accompanying notes are an integral part of these unaudited pro forma combined condensed consolidated financial statements.

IA GLOBAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

Exchange Rate		1.33852	b
	Historical IA Global, Inc. & Subsidiaries Audited 12/31/2005	Pro Forma Adjustments		Pro Forma Combined With ASFL Investment 12/31/2005
REVENUE:
Pachinko and slot machine gaming services	$29,334,732	$—		$29,334,732
Call center services	15,744,686	—		15,744,686
Total revenue	45,079,418	—		45,079,418

COST OF SALES:
Pachinko and slot machine gaming services	24,949,740	—		24,949,740
Call center services	5,571,090	—		5,571,090
Total cost of sales	30,520,830	—		30,520,830

GROSS PROFIT	14,558,588	—		14,558,588

EXPENSES:
Selling, general and administrative expenses	15,630,230	—		15,630,230

OPERATING LOSS	(1,071,642)	—		(1,071,642)

OTHER INCOME (EXPENSE):
Interest income	59,361	—		59,361
Interest expense and amortization of beneficial conversion feature	(460,561)	—		(460,561)
Other income	295,102	—		295,102
Foreign currency transaction adjustment	(124,554)	—		(124,554)
Gain on sale of business segments	146,949	—		146,949
Income from equity investment in Australian Secured Financial Limited	—	151,636	b	151,636
Total other income (expense)	(83,703)	151,636		67,933

(LOSS) PROFITFROM CONTINUING OPERATIONS BEFORE
MINORITY INTERESTS AND INCOME TAXES	(1,155,345)	151,636		(1,003,709)

MINORITY INTERESTS	(666,651)	—		(666,651)

(LOSS) PROFIT FROM CONTINUING OPERATIONS BEFORE	(488,694)	151,636		(337,058)
INCOME TAXES

INCOME TAXES:
Current provision	853,933	—		853,933
Deferred provision	177,649	—		177,649

NET (LOSS) PROFIT FROM CONTINUING OPERATIONS	(1,520,276)	151,636		(1,368,640)

DISCONTINUED OPERATIONS:
Loss from disposal of discontinued operations	(139,064)	—		(139,064)
Loss from discontinued operations	(412,010)	—		(412,010)
Total loss from discontinued operations	(551,074)	—		(551,074)

NET (LOSS) PROFIT	$(2,071,350)	$151,636		$(1,919,714)

Per Share of Common-
Basic net loss per share from continuing operations	$(0.02)			$(0.01)
Basic net loss per share from discontinued operations	—			—
Total basic net loss per share	$(0.02)			$(0.01)

Diluted net loss per share from continuing operations	$(0.02)			$(0.01)
Diluted net loss per share from discontinued operations	—			—
Total diluted net loss per share	$(0.02)			$(0.01)

Weighted average shares of common stock outstanding- basic	90,496,230	43,750,000		134,246,230
Weighted average shares of common stock outstanding- diluted	90,496,230	43,750,000		134,246,230

The accompanying notes are an integral part of these unaudited pro forma combined condensed consolidated financial statements.

Notes to

Pro Forma Combined Condensed Financial Statements

(a)	The 36% equity investment in ASFL, which closed October 19, 2006, was recorded as follows:

Purchase price:

Preferred stock, Series A-1	$ 7,000,000	(1)
Cash at closing	250,000
Accrued liability at closing	250,000

Total equity investment in ASFL	$ 7,500,000

(1) Reflects 4,375 shares of IA Global, Inc. Preferred Stock Series A-1, which is exchangeable into 43,750,000 shares of IA Global, Inc. common stock (upon certain conditions) at a value of $.16 per share, which was the closing market price on October 2, 2006 and the day before the signing of the initial term sheet on October 3, 2006.

(b)

Translation of Foreign Currencies: The functional currency of ASFL’s operations is the Australian $. Assets and liabilities denominated in foreign currencies are translated at end-of-period exchange rates. Income, expenses and cash flows are translated using weighted-average exchange rates for the period. The resulting currency translation adjustments are reported in accumulated other comprehensive income. We include in earnings the realized currency exchange gains and losses resulting from transactions. There were no significant realized currency exchange losses as of December 31, 2006 and September 30, 2006, respectively.